SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

NEONODE INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Information Statement, if other than the Registrant)

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NEONODE INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 6, 2013

To Our Stockholders:

Notice is hereby given that the 2013 Annual Meeting of Stockholders of Neonode Inc., a Delaware corporation (the “Company”), will be held on May 6, 2013 at 9:00 a.m. local time, at the Company’s offices  located at Linnegatan 89D, 115 23 Stockholm, Sweden.  The purpose of the meeting is to:

1.	Elect one Class II director to serve on the Board of Directors for a term of three years and until the election and qualification of a successor;

2.	Hold a vote to approve, on a nonbinding advisory basis, our named executive officer compensation;

3.	Approve amendments to our 2006 Equity Incentive Plan to increase the number of shares of common stock reserved thereunder by 2,000,000 shares to an aggregate of 4,052,000 shares;

4.	Ratify the appointment of KMJ Corbin and Company LLP as our independent registered public accounting firm for the year ending December 31, 2013; and

5.	Transact any other business that may properly come before the meeting.

The record date for the annual meeting is March 18, 2013.  Only stockholders of record, or their proxies, at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ Per Bystedt
Per Bystedt, Executive Chairman

March 27, 2013

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to
Be Held on Monday, May 6, 2013:
This notice, the proxy statement, the proxy card, and our annual report are available at
http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=16987

PROXY STATEMENT

NEONODE INC.
2350 Mission College Blvd., Suite 190
Santa Clara, CA 95054 USA

2013 PROXY STATEMENT

This proxy statement is furnished by and on behalf of the Board of Directors (the “Board of Directors” or “Board”) of Neonode Inc., a Delaware corporation (“we”, “us”, “our”, or the “Company”), in connection with our Annual Meeting of Stockholders to be held on May 6, 2013 at 9:00 a.m. local time, at the Company’s offices located at Linnegatan 89D, 115 23 Stockholm, Sweden.

At the meeting, stockholders will (1) vote on the election of one Class II director, (2) hold an advisory “say-on-pay” vote, (3) vote on the increase in shares reserved under our 2006 Equity Incentive Plan, (4) vote on the ratification of the appointment of KMJ Corbin and Company as our independent auditor for the year ending December 31, 2013, and will transact any other business that may properly come before the meeting although we know of no other business to be presented.

The record date for the meeting is March 18, 2013. Only stockholders of record at the close of business on that date are entitled to vote at the meeting.

This proxy statement and accompanying materials are first being sent or given to stockholders on approximately March 27, 2013.

Notice and Access

This year, we are using the “Notice and Access” method of providing proxy materials to you via the Internet instead of mailing printed copies. We believe that this process will provide you with a convenient and quick way to access the proxy materials, including our proxy statement and our 2012 Annual Report, and authorize a proxy to vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials.

Most stockholders will not receive paper copies of the proxy materials unless they request them.  Instead, a Notice and Access card, which has been mailed to our stockholders, provides instructions regarding how you may access and review all of the proxy materials on the Internet.  The Notice and Access card also instructs you how to submit your proxy via the Internet or telephone.  If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials printed on the Notice and Access card.

If your shares are held by a bank or broker or other nominee in “street name,” you should receive a Notice and Access card intended for their beneficial holders with instructions for providing to such intermediary voting instructions for your shares. You may also request paper copies of the proxy materials and provide voting instructions by completing and returning the enclosed voting instruction form in the addressed, postage paid envelope provided. Alternatively, if you receive paper copies, many intermediaries provide instructions for their beneficial holders to provide voting instructions via the Internet or by telephone.

It is important that your shares be represented at the Annual Meeting and voted in accordance with your wishes. Whether or not you plan to attend the meeting, please complete a proxy as promptly as possible – by Internet, telephone or mail – so that your shares will be voted at the Annual Meeting.  This will not limit your right to vote in person or to attend the meeting.

Questions and Answers about the 2013 Annual Meeting of Stockholders

What is the purpose of the 2013 Annual Meeting of Stockholders?

At the 2013 Annual Meeting of Stockholders, the stockholders will be asked to:

●	Elect one Class II director for a term of three years;

●	Hold an advisory vote on our named executive officer compensation (the “say-on-pay” vote);

●	Increase the number of shares of common stock reserved under our 2006 Equity Incentive Plan by 2,000,000 shares;

●	Ratify the appointment of KMJ Corbin and Company as our independent registered public accounting firm for the year ending December 31, 2013; and

Stockholders also may be asked to act on any other business that may properly come before the meeting.

Members of Neonode’s management team will be present at the meeting to respond to appropriate questions from stockholders.

Who is entitled to vote?

The record date for the meeting is March 18, 2013.  Only stockholders of record at the close of business on that date are entitled to vote at the meeting.  Each share of common stock, Series A Preferred Stock, and Series B Preferred Stock entitles the holder thereof to one vote on each matter properly brought before the 2013 Annual Meeting.  As of the record date, 33,833,236 shares of common stock were issued and outstanding, 83 shares of Series A Preferred Stock were issued and outstanding, and 91 shares of Series B Preferred Stock were issued and outstanding.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder is listed as a stockholder on the share register of the Company. Shares held in “street name” are held in the name of a bank or broker or other nominee on another person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank or a brokerage firm nominee, you are considered the “beneficial owner” of shares held in “street name”.   If your shares are held in street name, the proxy materials should be forwarded to you by the record holder, your bank or brokerage firm, along with a voting instruction card. As the beneficial owner, you may direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions.  If you do not give instructions to your bank or broker, the shares will be treated as broker non-votes.

What is the quorum requirement?

A quorum is necessary to hold a valid meeting. A quorum will be present if a majority of the outstanding shares are represented in person or by proxy at the meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.

Who can attend the 2013 Annual Meeting of Stockholders?

All Neonode stockholders of record as of the close of business on March 18, 2013 may attend the 2013 Annual Meeting of Stockholders.  “Street name” holders are also invited to attend the meeting; however, if you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your bank or broker.

What if a quorum is not present at the meeting?

If a quorum is not present at the scheduled time of the meeting, either the chairman of the meeting or a majority of the outstanding shares entitled to vote represented at the meeting may adjourn the meeting.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock and/or preferred stock you own as of March 18, 2013.

Can I change my vote after I submit my proxy?

If you are a record holder of shares, you may revoke your proxy and change your vote at any time before your proxy is actually voted:

●	by signing and delivering another proxy with a later date;

●	by giving written notice of such revocation to the Corporate Secretary of Neonode prior to or at the meeting; or

●	by voting in person at the meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker or other record holder, or, if you have obtained a legal proxy from your bank, broker or other record holder giving you the right to vote your shares, by attending the meeting and voting in person. Your attendance at the meeting itself will not revoke your proxy unless you give written notice of revocation to the Corporate Secretary before your proxy is voted or before you vote in person at the meeting.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Against” votes, abstentions, and broker non-votes.

How does the Board of Directors recommend I vote on the proposals?

Your Board recommends that you vote FOR:

●	The election of the nominee named in this proxy statement to the Board of Directors;

●	The approval, on an advisory basis, of the compensation of the Company’s named executive officers;

●	The increase in the number of shares reserved under the Company’s 2006 Equity Incentive Plan; and

●	The ratification of KMJ Corbin and Company as the independent registered public accounting firm of the Company for the year ending December 31, 2013.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors as described above.

Will any other business be conducted at the meeting?

We know of no other business that will be presented at the meeting. If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with the recommendations of the Board of Directors or otherwise within the proxy holders’ best judgment.

How many votes are required to elect the director nominee?

The affirmative vote of a plurality of the votes cast at the meeting is required to elect the Class II director. This means that the nominee that receives more affirmative votes than any other person will be elected director.

How many votes are required to approve the remaining proposals?

The affirmative vote of a majority of the shares cast at the meeting is required to approve each remaining proposal.

What is an abstention and how will abstentions be treated?

An “abstention” represents a stockholder’s affirmative choice to decline to vote on a proposal other than the election of directors.  (The choices for election of directors are limited to “For” or “Withhold”.)  Under our Bylaws, abstained shares are excluded from the votes cast, so they will have no practical effect for or against a proposal.

What is a broker non-vote?

If you are a “street name” beneficial owner but do not provide voting instructions to your bank or broker nominee, then under applicable rules your bank or broker may only exercise discretionary authority to vote on routine matters.  Of the items described in this proxy statement, routine matters consist only of Proposal 4 – ratification of independent registered public accounting firm.  A bank or broker nominee may not exercise discretionary authority to vote on non-routine matters. This lack of discretionary authority is called a “broker non-vote.”  Of the items described in this proxy statement, non-routine matters consist of Proposal 1, Proposal 2, and Proposal 3.

How will broker non-votes be treated?

Broker non-votes will be treated as shares present for quorum purposes, but not considered entitled to vote on that matter.  Therefore, broker non-votes do not count as votes for or against any proposal.

Where can I find the voting results of the 2013 Annual Meeting of Stockholders?

We intend to announce preliminary voting results at the 2013 Annual Meeting of Stockholders and file final results in a Current Report on Form 8-K  with the Securities and Exchange Commission (the “SEC”) within four days of the meeting.

PROPOSAL 1 – ELECTION OF CLASS II DIRECTOR

Board Composition

In accordance with our Certificate of Incorporation, the Board of Directors is divided into three classes.  Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term.  The identities of each member of the three classes of our Board of Directors serving staggered, three-year terms as follows:

Class I Directors (term expiring upon the 2015 annual meeting)

Per Bystedt
Thomas Eriksson

Class II Director (term expiring upon the 2013 annual meeting)

John Reardon

Class III Directors (term expiring upon the 2014 annual meeting)

Mats Dahlin
Lars Lindqvist

Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors.  A director elected by the Board to fill a vacancy in a class shall serve for the remainder of the full term of that class, and until the director’s successor is elected and qualified.  This includes vacancies created by an increase in the number of directors.

Class II Nominee

                One person will be elected at the 2013 Annual Meeting of Stockholders to serve as Class II director of the Company.  The elected Class II director is expected to serve until the 2016 Annual Meeting of Stockholders of the Company or until a successor is duly elected and qualified, or until earlier death, resignation, or removal.

The Board of Directors has nominated John Reardon for reelection as Class II director of the Company.  Mr. Reardon is willing to be reelected as a Director of the Company.  If Mr. Reardon becomes unavailable to serve as a director for any reason (which event is not anticipated), the shares represented by proxy may (unless such proxy contains instructions to the contrary) be voted for such other person or persons as may be determined by the holder of such proxy.

Required Vote and Recommendation

Directors are elected by a plurality of the votes of the holders of shares of common stock and preferred stock present in person or represented by proxy and entitled to vote on the election of directors.  Provided a quorum is present, the nominee receiving the highest number of affirmative votes will be elected as the Class II director of the Company.  Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count towards the presence of a quorum for Proposal 1.  Properly executed and unrevoked proxies will be voted FOR the Board’s nominees unless contrary instructions are indicated in the proxy.

Your Board of Directors recommends that you vote “FOR” the election of the Board of Directors’ nominee for Class II director

Director Biographies

The following are brief biographies of the nominee for election and for the continuing directors:

Nominee for Election as a Director for a Three-Year Term Expiring at the 2016 Annual Meeting

John Reardon, age 52, has served as a director of Neonode and its predecessors since February 2004.  Mr. Reardon has served as President and member of the Board of Directors of The RTC Group, a technical publishing company, since 1990.  Mr. Reardon also serves on the Board of Directors of One Stop Systems, Inc., a computing systems and manufacturing company.

The Board has concluded that Mr. Reardon should serve as director because of his wide-ranging experience in management and finance, and his twenty-five years of experience in business development.

Directors Continuing in Office whose Terms Expire at the 2014 Annual Meeting

Mats Dahlin, age 58, has served as a director of Neonode since November 2011.  He served as President of Ericsson Enterprises AB from January 2004 to May 2005, and was responsible for its global operations, including development and implementation of worldwide enterprise strategy.  From October 1998 to December 2003, Mr. Dahlin held various positions in Ericsson, including serving as Group Executive Vice President, President of Ericsson Radio Systems AB, Head of Segment Network Operators, Head of Ericsson’s Mobile Systems Division, and Head of Market Area EMEA.

The Board has concluded that Mr. Dahlin should serve as director because of his wide-ranging experience in management and finance, his thirty years of experience in business development and marketing, and his overall financial knowledge.

Lars Lindqvist, age 55, has served as a director of Neonode since November 2011.  Since January 2013, Mr. Lindqvist has served as a management consultant to Mankato Investments AG.  Mr. Lindqvist served as Chief Executive Officer of 24 Mobile Advertising Solutions AB from June 2012 to December 2012 and as Chief Executive Officer of ONE Media Holding AB from March 2011 to May 2012.  Mr. Lindqvist served as Chief Financial Officer for Mankato Investments AG Group from June 2005 to March 2011.  From August 2002 to May 2005, Mr. Lindqvist served as Chief Financial Officer for Microcell OY, a Finnish ODM of mobile phones, and from May 1995 to July 2002, he served as Chief Financial Officer of Ericsson Mobile Phones.

The Board has concluded that Mr. Lindqvist should serve as director because of his qualification as an audit committee financial expert, his financial reporting expertise, and his general financial and business knowledge.

Directors Continuing in Office whose Terms Expire at the 2015 Annual Meeting

Per Bystedt, age 48, has served as Executive Chairman of Neonode since January 2011 and previously as the Chairman since August 2007.  From May 2008 to January 2011, Mr. Bystedt served as Chief Executive Officer of the Company, and he served as the interim Chief Executive Officer of the Company from October 2005 to July 2006. From 1997 to 2008, Mr. Bystedt served as the Chief Executive Officer and President of Spray AB, an internet investment company.  From 2000 to 2010, Mr. Bystedt served as a member of the Board of Directors of Axel Johnson AB.  From 2000 to 2008, Mr. Bystedt served as a member of the Board of Directors of Eniro AB, and from 2005 to 2008 he served as a member of the Board of Directors of Servera AB.  From 2005 to 2010, Mr. Bystedt was the Chairman of the Board of Directors of AIK Fotboll AB.  From 1997 to 2005, Mr. Bystedt served as a member of the Board of Directors of Ahlens AB, and from 1998 to 2000 he was the Chairman of the Board of Directors of Razorfish, Inc.

The Board has concluded that Mr. Bystedt should serve as director because of his past experience as the Company’s Chief Executive Officer, his more than twenty years management and business oversight experience as a chief executive officer and member of the boards of directors of various companies, and his understanding of finance and technology.

Thomas Eriksson, age 42, has served as the Chief Executive Officer of Neonode since January 2011, as director since December 2009.  Mr. Eriksson also has served as Chief Executive Officer of Neonode Technologies AB, a wholly-owned subsidiary of the Company, since January 1, 2009.  Mr. Eriksson was one of the founders of our Company in 2001 and he served as the Chief Technical Officer of the Company from February 2006 to December 31, 2008.  Mr. Eriksson has founded several companies with products ranging from car electronics test systems and tools to GSM/GPRS/GPS-based fleet management systems including M2M applications and wireless modems.

The Board has concluded that Mr. Eriksson should serve as director because of his current role as Chief Executive Officer, his experience as one of the founders of the Company, and his understanding of the Company’s technology.

STRUCTURE AND PRACTICES OF THE BOARD OF DIRECTORS

Board Leadership

The business of Neonode is managed under the direction of the Board of Directors, which is elected by our stockholders. The basic responsibility of the Board is to lead our Company by exercising its business judgment to act in what each director reasonably believes to be the best interests of our Company and its stockholders.  Leadership is important to facilitate the Board’s ability to act effectively as a working group so that our Company and its performance may benefit.  The Board of Directors does not have a lead independent director.  The Board of Directors has chosen to separate the positions of Chief Executive Officer and chairman of the Board.  The Board of Directors believes that it is appropriate to have one individual responsible for the operational aspects of the Company’s business and a second individual responsible for the strategic aspects of the Company’s business.  In connection with Mr. Eriksson’s appointment as Chief Executive Officer, the Board of Directors determined that Mr. Bystedt should serve as Executive Chairman of the Board.  As the prior Chief Executive Officer with knowledge of our Company’s challenges and opportunities, Mr. Bystedt’s role as Executive Chairman includes providing feedback on the direction, performance and strategy of our Company.

Board Committees

The Board of Directors has established three committees: an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. John Reardon, Mats Dahlin and Lars Lindqvist are the members of each committee. During the Company’s 2012 fiscal year, the Audit Committee met five times, the Compensation Committee met twice, and the Nominating and Governance Committee met twice. All of the directors attended at least 75% of the meetings of each committee.

Below is a description of each committee of the Board.  Each of the committees has the authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.

The Board has determined that John Reardon, Mats Dahlin, and Lars Lindqvist meet applicable SEC and NASDAQ rules and regulations regarding “independence” and are able to exercise independent judgment with regard to the Company.

Audit Committee.  Lars Lindqvist is Chairman of the Audit Committee.  The members of the Audit Committee are Lars Lindqvist, Mats Dahlin, and John Reardon.  The Audit Committee of the Board, which was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), oversees the Company’s corporate accounting and financial reporting process.  For this purpose, the Audit Committee performs several functions, including the following:

●	determining whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm;
●	reviewing and approving the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;
●	monitoring the rotation of partners of the independent registered public accounting firm on the Company’s audit engagement team as required by law;

●	conferring with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting;
●
establishing procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

●	reviewing the financial statements to be included in the Company’s Annual Report on Form 10-K; and
●	discussing with management and with the independent registered public accounting firm the results of the annual audit and the results of the Company’s quarterly financial statements.

The Board annually reviews the SEC standards and definition of independence for Audit Committee members and has determined that all of the members of the Company’s Audit Committee are independent.  The Board also has determined that Lars Lindqvist qualifies as an “audit committee financial expert”, as defined in SEC rules.

Compensation Committee.  Mats Dahlin is Chairman of the Compensation Committee. The members of the Compensation Committee are John Reardon, Mats Dahlin, and Lars Lindqvist.  The Compensation Committee of the Board reviews and approves the overall compensation strategy and policies for the Company. The Compensation Committee’s functions include the following:

●	reviewing and approving corporate performance goals and objectives relevant to the compensation of the Company’s executive officers and other senior management;
●	reviewing and approving the compensation and other terms of employment of the Company’s Chief Executive Officer;
●	reviewing and approving the compensation and other terms of employment of the other executive officers; and
●	administering and reviewing the Company’s stock option and purchase plans, pension and profit sharing plans, stock bonus plans, deferred compensation plans and other similar programs.

       The Compensation Committee conducts an annual performance and compensation review for each of our executive officers and determines salary adjustments and bonus and equity awards at one or more meetings generally held during the last quarter of the year. In addition, the Compensation Committee considers matters related to individual compensation, such as compensation for new executive hires, as well as various compensation policy issues throughout the year. For executives other than the Chief Executive Officer, the Compensation Committee receives and considers performance evaluations and compensation recommendations submitted to the Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. The agenda for meetings of the Compensation Committee is usually determined by its Chairman, with the assistance of the Company’s Chief Executive Officer and Chief Financial Officer. Compensation Committee meetings are regularly attended by the Chief Executive Officer and Chief Financial Officer.  For equity grants, the Compensation Committee selects exercise price that equal the closing price on the NASDAQ Stock Market of the Company’s common stock on the date of grant.

To perform its duties, the Compensation Committee has the authority to retain or terminate any consulting firm used to evaluate director or executive compensation, and to determine and approve the terms, costs and fees for such engagements.  The Compensation Committee did not retain such a consultant in 2012 nor currently has engaged a consultant in 2013.

Nominating and Governance Committee. John Reardon is Chairman of the Nominating and Governance Committee.  The members of the Nominating and Governance Committee are Mats Dahlin, Lars Lindqvist, and John Reardon.  The Nominating and Governance Committee of the Board is responsible for identifying, reviewing and evaluating candidates to serve as Directors of the Company, consistent with criteria approved by the Board. The Nominating and Governance duties include the following:

●	reviewing and evaluating incumbent Directors;

●	recommending candidates to the Board for election to the Board; and
●	making recommendations to the Board regarding the membership of the committees of the Board.

The Nominating and Governance Committee believes that candidates for Director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and possessing personal integrity and ethics. The Nominating and Governance Committee also considers such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. However, the Nominating and Governance Committee retains the right to modify these qualifications from time to time. The Nominating and Governance Committee does not have a specific policy with regard to the consideration of diversity in identifying director nominees.  Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the committee considers diversity, age, skills, and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.

In the case of an incumbent director whose terms of office are set to expire, the Nominating and Governance Committee reviews such director’s overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such director’s independence.

In the case of new director candidates, the Nominating and Governance Committee also determines whether the nominee will be independent pursuant to applicable SEC and NASDAQ rules and regulations and the advice of counsel, if necessary. The Nominating and Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.  To date, the Nominating and Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

The Nominating and Governance Committee will consider director candidates recommended by stockholders.  The Nominating and Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not. Stockholders may directly nominate persons for director only by complying with the procedure set forth in our Bylaws, which in summary requires that the stockholder submit the names of such persons in writing to our Corporate Secretary not less than 60 days nor more than 90 days prior to the first anniversary of the date of the preceding year’s Annual Meeting.  Such nominations may be mailed or delivered to the following address: Neonode Inc., 2350 Mission College Blvd., Suite 190, Santa Clara, CA, 95054 USA, at least six months prior to any meeting at which directors are to be elected.  As provided in more detail in our Bylaws, submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director, and a representation that the nominating stockholder is a beneficial or record owner of the Company’s stock.  Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.  Since 2011, there have been no material changes to the procedures by which stockholders may recommend nominees.  To date, the Nominating and Governance Committee has not received any director nominations from stockholders of the Company.

Meetings of the Board

The Board met five times during the Company’s 2012 fiscal year.  Each director attended 75% or more of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.  In addition, in 2012 the Company’s independent directors met in regularly scheduled executive sessions at which only independent directors were present.

All of the Board members attended last year’s annual meeting, either in person or telephonically.

Communication with the Board

Stockholders, or anyone else wishing to contact the Board directly, may send a written communication to Corporate Secretary, Neonode Inc., 2350 Mission College Blvd., Suite 190, Santa Clara, CA  95054, USA.  The Corporate Secretary will forward such correspondence only to the intended recipients, whether the entire Board or only an individual Board member.  However, prior to forwarding any correspondence, Corporate Secretary may review such correspondence and, in the discretion of the Corporate Secretary, may not forward certain items if they are deemed to be of a commercial nature or in bad faith.

Independence of the Board of Directors

A majority of the members of the Board of a company listed on NASDAQ must qualify as “independent,” as affirmatively determined by the Board of Directors.  At present, the Board is comprised of a majority of independent members, John Reardon, Mats Dahlin, and Lars Lindqvist.

Risk Oversight

Management continually monitors the material risks facing our Company.  The Board of Directors is responsible for exercising oversight of management’s identification of, planning for, and managing these risks, which include financial, technological, competitive, and operational risks.  The Board dedicates time at each of its meetings to review and consider the relevant risks faced by the Company at that time.  In addition, the Audit Committee of the Board is responsible for the assessment and oversight of the Company’s financial risk exposures.  Due to his knowledge of our Company and industry, the Executive Chairman also is well-positioned to lead Board discussions on risk areas.

Corporate Governance

The Company adopted the Neonode, Inc. Code of Business Conduct that applies to all officers, directors and employees.  The Code of Business Conduct contains a separate Code of Ethics that applies specifically to the Company’s Chief Executive Officer and senior financial officers.  The Code of Business Conduct and Code of Ethics is available on our website at http://www.neonode.com/investor-relations/corporate-governance/.  If we amend or waive the Code of Business Conduct or Code of Ethics with respect to our directors, principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, we will post the amendment or waiver on our website.

The Board has adopted a written Audit Committee Charter that is available on the Company’s website at http://www.neonode.com/investor-relations/corporate-governance/.

The Board has adopted a written Compensation Committee Charter that is available on the Company’s website at http://www.neonode.com/investor-relations/corporate-governance/.

The Board has adopted a written Nominating and Governance Committee Charter that is available on the Company’s website at http://www.neonode.com/investor-relations/corporate-governance/.

We are not including the information contained on our website as part of, or incorporating it by reference into this proxy statement.

Directors’ Fees

For calendar year 2012, Per Bystedt, John Reardon, Mats Dahlin, and Lars Lindqvist, the Company’s non-employee directors, received fees for serving as a member of the Board of Directors.  Per Bystedt was paid $96,000 for serving as the Chairman of the Board of Directors of the Company.  Aside from Mr. Bystedt, the annual retainer for each independent, non-employee director of the Company is $48,000, payable monthly in arrears.  Directors do not receive a per-meeting fee.  The members of the Board are also eligible for reimbursement for their expenses incurred in attending Board meetings in accordance with Company policy.

The Company granted each of the non-employee directors and Mr. Bystedt 90,000 stock options on April 26, 2012. The exercise price of options is $4.25 which was equal to the closing price of our stock on the OTC Bulletin Board on the date of the option grant.  33% of the options granted to a director vest on the date of grant and the remaining 67% vest monthly over the following twenty-four months.  The options will fully vest upon a change of control, unless the acquiring company assumes the options or substitutes similar options.  The term of options granted is 7 years.

DIRECTOR COMPENSATION

The table below summarizes the compensation paid by the Company to our Directors for the year ended December 31, 2012:

Name (a)	Fees Earned or Paid in Cash ($)	Option or Warrant Awards (b)(c) ($)	Total ($)
John Reardon	$48,000	$357,017	$405,017
Mats Dahlin	$48,000	$357,017	$405,017
Lars Lindqvist	$48,000	$357,017	$405,017

(a)	All compensation paid to Per Bystedt and Thomas Eriksson is disclosed as part of the “Summary Compensation Table” in the Executive Compensation section below.

(b)
Amounts are calculated as of the grant date of the option or warrant award in accordance with the provisions of applicable Accounting Standards. Please see Note 10. “Stock-Based Compensation” in the Notes to the consolidated financial statements  in the Annual Report on Form 10-K for the year ended December 31, 2012 filed by the Company for the valuation assumptions made in the Black-Scholes option pricing used to calculate fair value of the option or warrant awards.

(c)
On April 26, 2012, Mr. Reardon, Mr. Dahlin and Mr. Lindqvist were each granted a 7-year stock option to purchase 90,000 shares of our common stock at an exercise price equal to $4.25 per share.  33% of the options granted to directors vest on the date of grant and the remaining 67% vest monthly over the following twenty-four months.

PROPOSAL 2 – ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 requires that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement.  This proposal, commonly known as a “say-on-pay” proposal, provides stockholders the opportunity to express their views on our named executive officers’ compensation.  The Board of Directors has determined that our Company will hold a nonbinding, advisory “say-on-pay” vote every year to approve named executive officer compensation until the next required advisory vote on the frequency of such vote, which will occur no later than the 2018 Annual Meeting of Stockholders.

Accordingly, stockholders will be asked to vote on the following resolution at the 2013 Annual Meeting:

“RESOLVED, that the stockholders of Neonode Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Neonode Inc.’s Proxy Statement for the 2013 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the summary compensation table and the other related tables and disclosure.”

The Board of Directors believes that the compensation awarded to the named executive officers for the year ended December 31, 2012 is reasonable and appropriate, and justified by the performance of our Company.  Under the leadership of the named executive officers, in 2012 our Company listed its common shares on the NASDAQ Stock Market, developed technology enabling 10-finger multi-touch and flush bezel designs, doubled the number of signed technology license agreements resulting in a more diverse customer base, received two new patents and filed 47 new patent applications, expanded the number  of employees by 44%, and increased revenues by 18% compared to the prior fiscal year.

Required Vote and Recommendation

The approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote at the meeting.  This vote is advisory and therefore not binding on the Company or the Board.  The Board and the Compensation Committee, however, will review the voting results and take them into account in making decisions regarding future compensation of its named executive officers. Abstentions and broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.  Properly executed, unrevoked proxies will be voted FOR Proposal 2 unless a vote against Proposal 2 or abstention is specifically indicated in the proxy.

Your Board of Directors recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement

EXECUTIVE OFFICERS

Information about our executive officers is as follows:

Name	Age	Position with the Company	Executive Officer since
Per Bystedt	48	Executive Chairman	May 2008

Thomas Eriksson	43	Chief Executive Officer and Director; Chief Executive Officer of Neonode Technologies AB	April 2009

David W. Brunton	62	Vice President, Finance, Chief Financial Officer, Treasurer and Secretary	November 2001

David W.  Brunton - Mr. Brunton joined SBE Inc., the predecessor to Neonode Inc., in November 2001 as Vice President, Finance, Chief Financial Officer, Secretary and Treasurer.  From 2000 to 2001, Mr. Brunton was the Chief Financial Officer for NetStream, Inc., a telephony broadband network service provider.  Mr. Brunton is a certified public accountant.

Biographies relating to Mr. Bystedt and Mr. Eriksson are set forth in the Proposal 1 – Election of Class II Director section above.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation paid to or earned by each of the named executive officers for the years ended December 31, 2012 and 2011:

Name and Principal Position	Year (a)	Salary ($)		Bonus ($)		Option Awards ($) (b)		Nonequity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)
Per Bystedt,	2012	$116,814	(d)	-		$357,017	(e)	-		$5,841	(f)	$479,672
Executive Chairman (c)	2011	$150,839	(d)	$98,640		-		-		$4,703	(f)	$284,182

Thomas Eriksson,	2012	$269,764		$73,746	(h)	$948,081	(d)	$73,746	(h)	$19,296	(i)	$1,384,633
Chief Executive Officer (g)	2011	$244,728		$335,403				-		$19,711	(i)	$599,842

David Brunton,	2012	$196,333		-		$670,400	(e)	-		$5,000	(j)	$871,733
Chief Financial Officer	2011	$156,000		$125,557				-		-		$281,557

(a)
The amounts in this table are displayed in US Dollars (USD).  All compensation paid in 2011 in Swedish Kronor (SEK) has been converted to US dollars (USD) using the average exchange rate for fiscal year 2011 of 6.50 SEK per USD.  All compensation paid in 2012 in SEK has been converted using the average exchange rate for fiscal year 2012 of 6.78 SEK per USD.

(b)
The amounts are calculated as of the grant date of the option or warrant award in accordance with the provisions of applicable Accounting Standards. Please see Note 10. “Stock-Based Compensation” in the Notes to the consolidated financial statements  in the Annual Report on Form 10-K for the year ended December 31, 2012 filed by the Company for the valuation assumptions made in the Black-Scholes option pricing model used to calculate the fair value of the option or warrant awards.

(c)	Mr. Bystedt resigned from his position as Chief Executive Officer of the Company on January 28, 2011. Mr. Bystedt continues to serve as the Company’s Executive Chairman of the Board.

(d)
Mr. Bystedt’s salary consists of an annual chairmanship fee and an annual services fee.  Effective July 1, 2012, however, Mr. Bystedt no longer receives an annual services fee.  Please refer to the “Narrative Disclosure to Summary Compensation Table” below.

(e)
On April 26, 2012, Mr. Bystedt, Mr. Eriksson and Mr. Brunton were each granted a 7-year stock option to purchase 90,000, 239,000 and 169,000 shares of our common stock at an exercise price equal to $4.25 per share, respectively.  33% of the options granted vested on the date of grant and the remaining 67% vest monthly over the following twenty-four months.

(f)	Mr. Bystedt was provided with a Company-sponsored pension plan at a cost of $5,841 and $4,703 in the years ended December 31, 2012 and 2011, respectively.

(g)	Mr. Eriksson was appointed Chief Executive Officer of Neonode Inc. on January 28, 2011.

(h)	Information about the bonus and nonequity incentive plan relative to Mr. Eriksson is set forth below under “Narrative Disclosure to Summary Compensation Table.”

(i)	Mr. Eriksson was provided with a Company-sponsored pension plan at a cost of $19,296 and $19,711 for the years ended December 31, 2012 and 2011, respectively.

(j)	Mr. Brunton was provided with a Company-sponsored 401(k) matching of $5,000 for the year ended December 31, 2012.

Narrative Disclosure to Summary Compensation Table

The Board of Directors awards cash bonuses to executive officers based upon Company and individual performance.  For 2012, our Chief Executive Officer was entitled to a bonus based upon the performance of the share price of Neonode common stock (NEON) relative to the price of the Nasdaq 100 Technology Sector Index (NDXT) based upon a maximum payout to Mr. Eriksson of 1,000,000 SEK.  If the price of Neonode common stock increased by more than 25% of the increase in the price of the Nasdaq 100 Technology Sector Index, then Mr. Eriksson was entitled to the maximum payout.  If the price of Neonode common stock increased approximately the same as the Nasdaq 100 Technology Sector Index, then Mr. Eriksson was entitled to 50% of the maximum.  The price of Neonode common stock increased approximately the same as the Nasdaq 100 Technology Sector Index in 2012.  As a result, Mr. Eriksson was entitled to and paid a bonus of 500,000 SEK.  On February 15, 2013, the Compensation Committee met to review Mr. Eriksson’s performance and determined that our Company had shown significant growth in 2012 under Mr. Eriksson’s leadership, and that he should be paid an additional bonus of 500,000 SEK.  As a result, based upon the Compensation Committee’s recommendation, the Board of Directors awarded Mr. Eriksson an additional discretionary bonus of 500,000 SEK for his 2012 performance.

In consideration for his services as Executive Chairman, Mr. Bystedt entered into a services agreement with the Company effective January 28, 2011 which initially provided him with an annual chairmanship fee and an annual services fee.  The annual services fee compensated Mr. Bystedt, our prior Chief Executive Officer, for his more active role with our Company as Mr. Eriksson transitioned into the role of Chief Executive Officer commencing in January 2011.  The terms of the services agreement provided for an annual chairmanship fee of $48,000 and an annual services fee of $100,000.  Effective as of January 1, 2012, following our Company’s $16 million public offering of common stock in December 2011 and with Mr. Eriksson having served as Chief Executive Officer for nearly a year, the Board of Directors set Mr. Bystedt’s annual chairmanship fee at $96,000 and the annual services fee at $52,000.  Effective July 1, 2012, following the listing of shares of our Company’s common stock on the NASDAQ Stock Market and our 2012 Annual Meeting, the Board of Directors eliminated the annual services fee payable to Mr. Bystedt due to his less active role in our Company’s day-to-day operations.

Outstanding Equity Awards at December 31, 2012

Name	Grant Date		Number of Securities Underlying Unexercised Options or Warrants (#) Exercisable		Number of Securities Underlying Unexercised Options(#) Unexercisable		Option or Warrant Exercise price ($)	Option or Warrant Expiration Date
Per Bystedt	1/2/2008	(1)	1,600		-		$86.25	1/2/2015
	4/26/2012	(2)	60,000		30,000		$4.25	4/26/2019
Thomas Eriksson	4/26/2012	(2)	159,333		79,667		$4.25	4/26/2019
David Brunton	3/31/2006	(3)	200		-		$125.00	3/31/2013
	5/30,2007	(3)	600		-		$58.25	5/30/2014
	8/10/2007	(3)	7,200		-		$122.50	8/10/2014
	4/26/2012	(2)	112,667		56,333		$4.25	4/26/2019
	8/25/2009	(4)	160,000	(4)		-	$0.50	8/25/2016
	10/15/2010	(5)	160,000	(5)		-	$1.38	10/15/2013

(1)	Mr. Bystedt was granted 1,600 stock options that vested one year after the grant date for services as a member of our Board of Directors.
(2)
Mr. Bystedt was granted a 7-year stock option to purchase 90,000 shares of our common stock at an exercise price equal to $4.25 per share.  Mr. Eriksson and Mr. Brunton were granted a 7-year stock option to purchase 169,000 and 239,000 shares of our common stock at an exercise price equal to $4.25 per share, respectively. 33% of the options granted are vested on the date of grant with the remaining 67% equally vested monthly over the following twenty-four months.

(3)	Stock option grants vest 33% on the date of grant and monthly thereafter for the next 24 months.
(4)
On August 25, 2009, Mr. Brunton was granted a warrant to purchase 160,000 shares of our common stock at an exercise price of $0.50 per share. The warrant vested on date of grant.  On February 28, 2013, Mr. Brunton exercised the warrant in full and, based upon the net exercise provision of the warrant, received 145,699 shares of common stock.

(5)
On October 15, 2010, Mr. Brunton was granted a warrant to purchase 160,000 shares of our common stock at an exercise price of $1.38 per share. The warrant vested on the date of grant.  On February 28, 2013, Mr. Brunton exercised the warrant in full and, based upon the net exercise provision of the warrant, received 120,529 shares of common stock.

Termination and Change of Control Arrangements

Our Company has entered into employment and change in control agreements with our Chief Executive Officer and Chief Financial Officer.

David Brunton

Under an Employment Agreement dated July 1, 2010, Mr. Brunton is entitled six month salary upon his termination of employment without cause.

Under an Executive Severance Benefits Agreement dated April 12, 2004, if Mr. Brunton’s employment terminates due to a Change in Control Termination, Mr. Brunton is entitled to receive certain benefits as summarized below.  A “Change in Control” generally means the sale of more than 50% of our Company’s assets or stock to a purchaser or group of purchasers, or a merger in which the Company’s stockholders receive less than 50% of the voting shares of the surviving entity.  A “Change in Control Termination” generally means an involuntary termination without cause or a voluntary termination with good reason, either of which occurs within six months of a Change in Control.

● Salary Continuation.   Mr. Brunton shall receive an amount equal to six months of base salary paid in equal monthly installments over the six months following the Change in Control Termination and shall be subject to all required tax withholding.

● Bonus Payment.  Within fifteen days following the last day of the fiscal quarter during which the Change in Control Termination occurs, Mr. Brunton shall receive the pro-rata share of any bonus to which he would have been entitled had his employment with the Company continued.  The bonus amount paid will be the product of the bonus percentage of base salary derived per his bonus plan multiplied by his base salary from the beginning of the fiscal year through the date of his involuntary termination without cause.  Such payment shall be subject to all required tax withholding.

● Acceleration of Option Vesting.  Effective as of the date of the Change in Control Termination, Mr. Brunton shall be credited with full vesting of all options to purchase the Company’s common stock that he holds on such date.

Thomas Eriksson

If Mr. Eriksson’s employment terminates due to a Change in Control Termination, Mr. Eriksson is entitled to receive an amount equal to six months of base salary (125,000 SEK per month) be paid in equal monthly installments over the six months following the Change in Control Termination and shall be subject to all required tax withholding.

PROPOSAL 3 – INCREASE SHARES RESERVED UNDER 2006 EQUITY INCENTIVE PLAN

In January 2006, our Board of Directors adopted, and our stockholders subsequently approved the 2006 Equity Incentive Plan (the “2006 Equity Incentive Plan”) and reserved 1,500,000 shares (equivalent to 12,000 shares adjusted for the 1-for-5 reverse split of our common stock in 2007 and the 1-for-25 reverse split of our common stock in 2011) for issuance under the 2006 Equity Incentive Plan.  In August 2007, our stockholders approved an amendment to the 2006 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder by 1,000,000 shares (equivalent to 40,000 shares adjusted for the 1-for-25 reverse split of shares of our common stock in 2011).  In January 2012, our Board of Directors approved an amendment to the 2006 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder by 2,000,000 shares.  As a result, and reflecting the 2007 and 2011 reverse splits of our common stock, there have been an aggregate of 2,052,000 shares authorized for issuance under the 2006 Equity Incentive Plan.

During the year ended December 31, 2012, we granted options to purchase 768,000 shares of common stock under the 2006 Equity Incentive Plan to executive officers and directors at an exercise price of $4.25 per share, and we granted to all employees and consultants (excluding executive officers) as a group options to purchase 936,000 shares of common stock at exercise prices ranging from $4.02 to $6.28 per share.

As of March 18, 2013, awards and stock (net of canceled or expired awards) covering an aggregate of 1,715,200 shares of common stock had been granted under the 2006 Equity Incentive Plan and 296,000 shares of common stock (plus any shares that might in the future be returned to the 2006 Equity Incentive Plan as a result of cancellation or expiration of awards) remained available for future grants under the 2006 Equity Incentive Plan.

In March 2013, the Board of Directors approved an amendment to the 2006 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder by 2,000,000 shares to an aggregate of 4,052,000 shares.  The Board also approved corresponding adjustments to increase the aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of Incentive Stock Options to 2,052,000 shares, and increase the aggregate maximum number of option shares that may be granted to any one employee in any calendar year  to 2,000,000  shares of common stock.  Stockholders are requested in this Proposal 3 to approve the amendments to the 2006 Equity Incentive Plan to increase the number of shares authorized for issuance thereunder by 2,000,000 shares to an aggregate of 4,052,000 shares and approve the corresponding adjustments.

A copy of the 2006 Equity Incentive Plan, as amended, is appended to this proxy statement as Appendix A.

We believe that our future success depends heavily on our ability to attract, motivate and retain high quality employees.  Equity is a key component of our total compensation package and closely aligns these employees’ interests with those of our stockholders.  Given market practices for compensation in the technology industries where we compete, we need to be able to offer sufficient equity incentives in order to attract and retain management with the skills and experience critical to our success.  The remaining 296,000 authorized shares under the 2006 Equity Incentive Plan may not be sufficient for us to continue our program of making the equity grants that we believe align management and stockholder interests.

Required Vote and Recommendation

The adoption of Proposal 3 will require the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting.  Abstentions and broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.  Properly executed, unrevoked proxies will be voted FOR Proposal 3 unless a vote against Proposal 3 or abstention is specifically indicated in the proxy.

Your Board of Directors recommends that you vote “FOR” the increase of shares reserved under our 2006 Equity Incentive Plan

The 2006 Equity Incentive Plan

The essential features of the 2006 Equity Incentive Plan are outlined below:

The 2006 Equity Incentive Plan provides for the grant of incentive stock options, nonstatutory stock options and stock bonus awards (collectively “awards”).  Incentive stock options granted under the 2006 Equity Incentive Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).  Nonstatutory stock options granted under the 2006 Equity Incentive Plan are not intended to qualify as incentive stock options under the Code.  See “Material Federal Income Tax Information” below for a discussion of the tax treatment of awards.

Purpose

Our Board of Directors adopted the 2006 Equity Incentive Plan to provide a means by which our employees, directors and consultants may be given an opportunity to purchase our common stock, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of our Company.  All of our employees, directors and consultants are eligible to participate in the 2006 Equity Incentive Plan.

Administration

Our Board of Directors administers the 2006 Equity Incentive Plan.  Subject to the provisions of the 2006 Equity Incentive Plan, the Board of Directors has the power to construe and interpret the 2006 Equity Incentive Plan and to determine the persons to whom and the dates on which awards will be granted, the number of shares of common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award.

The Board of Directors has the power to delegate administration of the 2006 Equity Incentive Plan to a committee composed of not fewer than two members of the Board of Directors. In the discretion of the Board of Directors, a committee may consist solely of two or more outside directors in accordance with Section 162(m) of the Code or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Exchange Act.  The Board of Directors has delegated administration of the 2006 Equity Incentive Plan to the Compensation Committee of the Board of Directors.

The regulations under Section 162(m) of the Code require that the directors who serve as members of the committee must be “outside directors.”  The 2006 Equity Incentive Plan provides that, in the Board of Directors’ discretion, directors serving on the committee may be “outside directors” within the meaning of Section 162(m).  This limitation would exclude from the committee directors who are (i) current employees of our Company, (ii) former employees of our Company receiving compensation for past services (other than benefits under a tax-qualified pension incentive plan), (iii) current and former officers of our Company, (iv) directors currently receiving direct or indirect remuneration from our Company in any capacity (other than as a director), and (v) any other person who is otherwise not considered an “outside director” for purposes of Section 162(m).

Stock Subject to the 2006 Equity Incentive Plan

If this proposal is approved, an aggregate of 4,052,000 shares of common stock will be reserved for issuance under the 2006 Equity Incentive Plan.  If awards granted under the 2006 Equity Incentive Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to such awards again become available for issuance under the 2006 Equity Incentive Plan.  If we reacquire unvested stock issued under the 2006 Equity Incentive Plan, the reacquired stock will again become available for reissuance under the 2006 Equity Incentive Plan.

Eligibility

Incentive stock options may be granted under the 2006 Equity Incentive Plan only to employees (including officers) of Neonode and its affiliates.  Employees (including officers), directors, and consultants of our Company are eligible to receive all other types of awards under the 2006 Equity Incentive Plan.

No incentive stock option may be granted under the 2006 Equity Incentive Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of our Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant.  In addition, the aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the 2006 Equity Incentive Plan and all other such plans of our Company) may not exceed $100,000.

Option Grants

The following is a description of the permissible terms of options under the 2006 Equity Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

Exercise Price; Payment.  The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value.  The exercise price of nonstatutory options may not be less than 85% of the fair market value of the stock on the date of grant.  If options were granted to covered executives with exercise prices below fair market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m) of the Code.  See “Material Federal Income Tax Information” below.  As of March 18, 2013, the closing price of our Company’s common stock as reported on the NASDAQ Stock Market was $5.97 per share.

The exercise price of options granted under the 2006 Equity Incentive Plan must be paid either in cash at the time the option is exercised or (i) by delivery of other common stock of our Company, (ii) pursuant to a deferred payment arrangement, or (iii) in any other form of legal consideration acceptable to the Board of Directors.

Repricing.  In the event of a decline in the value of our Company’s common stock, the Board of Directors has the authority to offer participants the opportunity to replace outstanding higher priced options with new lower priced options.  To the extent required by Section 162(m) of the Code, a repriced option is deemed to be canceled and a new option granted.  Both the option deemed to be canceled and the new option deemed to be granted will be counted against the Section 162(m) limitation.

Option Exercise.  Options granted under the 2006 Equity Incentive Plan may become exercisable in cumulative increments (“vest”) as determined by the Board of Directors. The Board of Directors has the power to accelerate the time during which an option may vest or be exercised.  In addition, options granted under the 2006 Equity Incentive Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows us to repurchase unvested shares, generally at their exercise price, should the participant’s service terminate before vesting.  To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing us to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned common stock of our Company or by a combination of these means.

Term.  The maximum term of options under the 2006 Equity Incentive Plan is 10 years, except that in certain cases (see “Eligibility”) the maximum term is five years.  Options under the 2006 Equity Incentive Plan will generally terminate three months after termination of the participant’s service unless (i) such termination is due to the participant’s permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; (ii) the participant dies before the participant’s service has terminated, or within a certain number of months after termination of such service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant’s death) within 18 months of the participant’s death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise.  A participant may designate a beneficiary who may exercise the option following the participant’s death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of service.

The option term generally is extended in the event that exercise of the option within these periods is prohibited.  A participant’s option agreement may provide that if the exercise of the option following the termination of the participant’s service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act of 1933, as amended, then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the participant’s service during which the exercise of the option would not be in violation of such registration requirements.

Stock Grants

Payment. The Board of Directors may award stock in consideration of past services without a cash payment.

Vesting.  Shares of stock sold or awarded under the 2006 Equity Incentive Plan may, but need not be, subject to a repurchase option in favor of our Company in accordance with a vesting schedule as determined by the Board of Directors.

Restrictions on Transfer.  The Board of Directors determines the restrictions on transfer of a stock award.

Restrictions on Transfer

The participant may not transfer an option otherwise than by will or by the laws of descent and distribution.  During the lifetime of the participant, only the participant may exercise an option. Shares subject to repurchase by our Company under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board of Directors deems appropriate.

Adjustment Provisions

Transactions not involving receipt of consideration by our Company, such as a merger, consolidation, reorganization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares or change in corporate structure may change the type(s), class(es) and number of shares of common stock subject to the 2006 Equity Incentive Plan and outstanding awards.  In that event, the 2006 Equity Incentive Plan will be appropriately adjusted as to the type(s), class(es) and the maximum number of shares of common stock subject to the 2006 Equity Incentive Plan and the Section 162(m) limitation, and outstanding awards will be adjusted as to the type(s), class(es), number of shares and price per share of common stock subject to such awards.

Effect of Certain Corporate Transactions

In the event of (i) the sale or other disposition of all or substantially all of the consolidated assets of our Company, (ii) the sale or other disposition of at least 90% of the outstanding securities of our Company, or (iii) certain specified types of merger, consolidation or similar transactions (collectively, “corporate transaction”), any surviving or acquiring corporation may continue or assume awards outstanding under the 2006 Equity Incentive Plan or may substitute similar awards.  If any surviving or acquiring corporation does not assume such awards or to substitute similar awards, then with respect to awards held by participants whose service with our Company or an affiliate has not terminated as of the effective date of the corporate transaction, the vesting of such awards (and, if applicable, the time during which such awards may be exercised) will be accelerated in full and the awards will terminate if not exercised (if applicable) at or prior to such effective date.

The 2006 Equity Incentive Plan also provides that, in the event of a dissolution or liquidation, all outstanding awards shall terminate.

The acceleration of an award in the event of a corporate transaction or a change in control event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of our Company.

Duration, Amendment and Termination

The Board of Directors may suspend or terminate the 2006 Equity Incentive Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2006 Equity Incentive Plan will terminate on the tenth anniversary of the date the Incentive Plan was adopted by the Board of Directors.

The Board of Directors may also amend the 2006 Equity Incentive Plan at any time or from time to time.  However, no amendment will be effective unless approved by the stockholders of our Company within 12 months before or after its adoption by the Board of Directors to the extent such approval is necessary to satisfy applicable law.  The Board of Directors may submit any other amendment to the 2006 Equity Incentive Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

Material Federal Income Tax Information

This following summary is based upon current law, which may change, possibly even retroactively.  It does not address tax considerations under state, local, foreign, and other laws.

Incentive Stock Options.  Incentive stock options under the 2006 Equity Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under the Code.  There generally are no federal income tax consequences to the participant or our Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss.

Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the participant’s actual gain, if any, on the purchase and sale.  The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, our Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options and Stock Bonuses.  Nonstatutory stock options and stock bonuses granted under the 2006 Equity Incentive Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or our Company by reason of the grant of the awards. However, if the strike price of a nonstatutory stock option can, at any time, be less than the fair market value of the stock on the grant date, Section 409A of the Code imposes ordinary income and employment tax liability for the participant as the option vests in an amount equal to the difference between the fair market value of the stock on the vesting date and the strike price.  In addition, Section 409A imposes a penalty of 20% of such amount and an interest charge.  Our Company would be responsible for withholding these tax amounts.  Upon acquisition of the stock under any of these awards, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price.  However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock.  With respect to employees, our Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized.  Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, our Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock.  Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.  Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Potential Limitation on Company Deductions.  Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million.  It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from our Company, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation.  In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of “outside directors” and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

Awards to purchase restricted stock and stock bonus awards will qualify as performance-based compensation under the Treasury Regulations only if (i) the award is granted by a compensation committee comprised solely of “outside directors,” (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount – or formula used to calculate the amount – payable upon attainment of the performance goal).

PROPOSAL 4 – RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED ACCOUNTING FIRM

The Board of Directors has selected KMJ Corbin and Company LLP as the Company’s independent registered public accounting firm for the current fiscal year, and the Board is asking stockholders to ratify that selection.  A representative of KMJ Corbin and Company is not expected to be present at the 2013 Annual Meeting.

Although ratification is not required by our Bylaws or otherwise, the Board considers the selection of an independent registered public accounting firm to be an important matter of stockholder concern and is submitting the selection of KMJ Corbin and Company LLP for ratification by stockholders as a matter of good corporate practice.  If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm.  Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and our stockholders.

Required Vote and Recommendation

Ratification of the appointment of KMJ Corbin and Company LLP as our independent registered public accounting firm for the year ending December 31, 2013 requires the affirmative vote of a majority of all the votes cast by holders of shares of common stock and preferred stock present in person or represented by proxy at a meeting at which a quorum is present.  Abstentions and broker non-votes are counted towards a quorum, but are not counted as votes cast in determining whether Proposal 4 has been approved.  Properly executed, unrevoked proxies will be voted FOR Proposal 4 unless a vote against Proposal 4 or abstention is specifically indicated in the proxy.

Your Board of Directors recommends that you vote “FOR” the ratification of the appointment of KMJ Corbin and Company as our independent registered public accounting firm for the year ending December 31, 2013

PRINCIPAL ACCOUNTING FEES AND SERVICES

The following table represents aggregate fees billed to us for years ended December 31, 2012 and 2011, by KMJ Corbin and Company LLP, our independent registered public accounting firm.

	Fiscal Year Ended (in thousands)
	2012	2011
Audit Fees	$272	$196
Audit-related Fees	-	-
Tax Fees	6	7
All Other Fees	-	-
Total Fees	$278	$203

Audit Fees.  These represent aggregate fees billed for professional services rendered for the audit of our annual consolidated financial statements and internal control over financial reporting, the review of the condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q, advice on audit and accounting matters that arose during, or as a result of, and the audit or the review of interim consolidated financial statements.

Tax Fees.  These represent aggregate fees billed for services rendered for tax compliance and consultation.

Pre-Approval of Audit and Non-Audit Services

The Audit Committee has not approved any formal policy concerning pre-approval of our Company’s independent registered public accounting firm to perform both audit and non-audit services (services other than audit, review and attest services).  Instead, on a case by case basis, any audit or non-audit services proposed to be performed are considered by and, if deemed appropriate, approved by the Audit Committee in advance of the performance of such services.  All of the fees earned by KMJ Corbin and Company LLP described above were attributable to services pre-approved by the Audit Committee.  The Audit Committee has determined that the rendering of the foregoing services separate from the audit services by KMJ Corbin and Company is compatible with maintaining that firm’s independence.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board of Directors in its oversight of the Company’s accounting and financial reporting process and interacts directly with and evaluates the performance of the Company’s independent registered public accounting firm.

Management is responsible for the Company’s internal controls and the financial reporting process.  The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and assessment of the Company’s internal control over financial reporting in accordance with standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2012 with management and KMJ Corbin and Company LLP.  The Audit Committee also discussed with KMJ Corbin and Company LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended.  In addition, the Audit Committee received from KMJ Corbin and Company LLP the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board (United States) regarding and KMJ Corbin and Company LLP’s communications with the Audit Committee concerning independence and discussed with that firm their independence from the Company and its management.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited consolidated financial statements of the Company be included in our Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on March 14, 2013.

THE AUDIT COMMITTEE
Lars Lindqvist, Chairman
Mats Dahlin
John Reardon

The foregoing Report of the Audit Committee is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Based solely upon a review of the copies of such reports and written representations that no other reports were required, we believe that during our preceding fiscal year, all Section 16(a) filing requirements applicable to our directors, executive officers, and greater than 10% beneficial owners were complied with; except that two reports, each covering one transaction, were filed late by Mr. Reardon.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth, as of March 18, 2013, certain information regarding the beneficial ownership of our common stock assuming conversion of all issued and outstanding Series A and Series B Preferred Stock by: (i) each director; (ii) each of our “named executive officers,” as identified in the Summary Compensation Table above; (iii) all of our directors and executive officers as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock.  Unless otherwise indicated, the address for each of the persons and entities set forth below is c/o Neonode Inc., 2350 Mission College Blvd. Suite 190, Santa Clara, CA 95054 USA.

Percentage ownership is based on 33,885,147 shares, the number of shares of common stock deemed outstanding assuming the conversion of the Series A and B Preferred Stock.  In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock that could be issued upon the exercise of outstanding options and warrants or upon the conversion of outstanding notes held by that person that are exercisable or convertible at the present time or within 60 days of March 18, 2013 are considered outstanding.  These shares, however, are not considered outstanding when computing the percentage ownership of any other person.

	Beneficial Ownership (1)
Beneficial Owner	Number of Shares	Percent of Total

Per Bystedt (2)(3)(4) Executive Chairman of the Board	4,170,225	12.05%

Thomas Eriksson (2)(5)	2,379,088	6.91%
Chief Executive Officer and Director

Mats Dahlin (2)(6)	1,308,118	3.82%
Director

David Brunton (2) Chief Financial Officer	728,873	2.14%

John Reardon (2)(7) Director	242,704	0.71%

Lars Lindqvist (2) Director	60,000	0.18%

All executive officers and directors as a group (6 persons)	8,889,008	24.78%

(1)
Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

(2)
Includes 61,600, 159,333, 60,000, 120,667, 61,600 and 60,000 shares of common stock that Messrs. Bystedt, Eriksson, Dahlin, Brunton, Reardon and Lindqvist, respectively, have the right to acquire within 60 days of the date of this table under outstanding stock options.

(3)	Includes 2,996,299 shares of common stock and warrants to purchase 227,661 shares of common stock at an exercise price of $1.38 per share, held through Iwo Jima SARL, an entity owned by Mr. Bystedt.

(4)
Includes warrants to purchase 387,773 shares of common stock at an exercise price of $1.38 per share and warrants to purchase 7,500 shares of common stock at an exercise price of $3.13 per share that are held by Mr. Bystedt.

(5)	Includes warrants to purchase 400,000 shares of common stock at an exercise price of $1.38 per share held by Mr. Eriksson.

(6)
Includes warrants to purchase 215,724 shares of common stock at an exercise price of $1.38 per share and warrants to purchase 93,200 shares of common stock at an exercise price of $3.13 per share held by Davisa Ltd, an entity owned by Mr. Dahlin.

(7)	Includes 80,000 warrants to purchase shares of common stock at an exercise price of $1.38 per share held by Mr. Reardon.

Securities Authorized for Issuance under Equity Compensation Plans

Securities authorized for issuance under equity compensation plans as of December 31, 2012 is as follows:

Equity Compensation Plan Information (1)
	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (2)	11,400	$107.70	40,600
Equity compensation plans not approved by security holders (3)	2,134,000	$3.81	296,000
Total	2,145,400	$4.36	336,600

(1)
For additional information about the Company’s equity compensation plans and arrangements, refer to Note 10. “Stock-Based Compensation” in the Notes to the consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2012 filed by the Company.

(2)	Includes our 1996 Stock Option Plan and 2001 Non-Employee Director Stock Option Plan.

(3)	Includes our 1998 Non-Officer Stock Option Plan, 2006 Equity Incentive Plan stock option issuances in 2012, and certain warrants issued to employees between 2010 and 2011.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS,
AND DIRECTOR INDEPENDENCE

Related Person Transactions

Since the beginning of 2011 and including any currently proposed, there have been no related person transactions in respect of our Company within the scope of Item 404(a) of Regulation S-K as promulgated by the SEC.

Independence of the Board of Directors

The Board has determined that John Reardon, Mats Dahlin, and Lars Lindqvist are independent directors within the meaning of the applicable NASDAQ listing standards. The Board has three committees: an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee, all of which are comprised solely of independent directors.

OTHER MATTERS

The Board of Directors of the Company knows of no matters to be presented for stockholder action at the Annual Meeting other than as set forth in this proxy statement.  However, other matters may properly come before the 2013 Annual Meeting or any adjournment or postponement thereof.  In the event that other matters properly come before the 2013 Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in the proxy holders’ discretion.
ANNUAL REPORT

On March 14, 2013, we filed with the SEC our Annual Report on Form 10-K for the year ended December 31, 2012.  A copy of the Form 10-K is being made available to all stockholders along with this proxy statement.  The Notice and Access card contains instructions on how to access our proxy statement and our 2012 Annual Report on Form 10-K.  The Notice and Access card provided to stockholders also contains instructions as to how you can receive a paper or email copy of our proxy materials.

The Company’s filings with the SEC are all accessible by following the links on the Company’s website at http://www.neonode.com/investor-relations/sec-filings/.  We are not including the information contained on our website as part of, or incorporating it by reference into this proxy statement.

We will provide without charge to any person solicited hereby, upon the written request of any such person, a copy of our Annual Report on our Form 10-K for the year ended December 31, 2012.  Such requests should be directed to us at our principal executive office at 2350 Mission College Blvd., Suite 190, Santa Clara, CA 95054 USA.

STOCKHOLDER PROPOSALS

From time to time stockholders present proposals that may be proper subjects for inclusion in a proxy statement and for consideration at an annual meeting of stockholders.  To be included in the proxy statement for our 2014 Annual Meeting, such proposals must be received by us no later than November 27, 2013 and otherwise must comply with SEC rules governing inclusion of such proposals.

Matters (other than nominations of candidates for election as directors) may be brought before the meeting by stockholders only by complying with the procedure set forth in our Bylaws, which in summary requires notice in writing to the Secretary of our Company be delivered or mailed, and received, to the our principal executive office not less than 60 days nor more than 90 days prior to the anniversary of the 2013 Annual Meeting of Stockholders.  Each such stockholder notice shall set forth as to each matter the stockholder proposes to bring before the 2014 Annual Meeting, (1) a brief description of the matter desired to be brought before the 2014 Annual Meeting and the reasons for bringing such matter before the 2014 Annual Meeting, (2) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business, (3) the class and number of shares of the corporation which are beneficially owned by the stockholder, (4) any material interest of the stockholder in such business, and (5) any other information that is required to be provided by the stockholder pursuant to applicable SEC rules.  For information regarding nominating candidates for election as directors, please refer to discussion related to “Board Committees” under the Structure and Practices of the Board of Directors section above.

ADDITIONAL INFORMATION

Householding

Under rules adopted by the SEC, we are permitted to deliver a single set of proxy materials to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, called householding, allows us to reduce the number of copies of these materials we must print and mail.  Even if householding is used, each stockholder will continue to be entitled to submit a separate proxy or voting instruction.

If you share the same last name and address with another Company stockholder who also holds his or her shares directly, and you would each like to start householding for the Company’s annual reports and proxy statements, please contact us at Neonode Inc., 2350 Mission College Blvd. Suite 190, Santa Clara, CA 95054 USA, or by calling us at (408) 496-6722.

If you consent to householding, your election will remain in effect until you revoke it. Should you later revoke your consent, you will be sent separate copies of those documents that are mailed at least 30 days or more after receipt of your revocation.

In addition, some brokers and nominees who hold Company shares on behalf of stockholders may be participating in the practice of householding proxy statements and annual reports for those stockholders. If your household receives a single set of proxy materials for this year, but you would like to receive your own copy, please contact us as stated above, and we will promptly send you a copy. If a broker or nominee holds Company shares on your behalf and you share the same last name and address with another stockholder for whom a broker or nominee holds Company shares, and together both of you would like to receive only a single set of the Company’s disclosure documents, please contact your broker or nominee as described in the voter instruction card or other information you received from your broker or nominee.

Proxy Solicitation

We will bear the entire cost of this proxy solicitation.  In addition to soliciting proxies, our directors, officers and regularly engaged employees may solicit proxies personally or by mail, facsimile, telephone, or other electronic means, for which solicitation they will not receive any additional compensation.  We will reimburse brokerage firms, custodians, fiduciaries and other nominees for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request.

Appendix A:  2006 Equity Incentive Plan, as amended

Neonode Inc.

2006 Equity Incentive Plan

Adopted by the Board of Directors: January 17, 2006
Approved by the Stockholders: March 21, 2006
First Amended by the Board of Directors: May 18, 2007
First Amendment approved by Shareholders: August 10, 2007
Amended and Restated by the Board of Directors: January 30, 2012
Amended by the Board of Directors: March 11, 2013
Termination Date: January 16, 2016

1.	General.

(a) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are Employees, Directors, and Consultants.

(b) Available Stock Awards.   The Plan provides for the grant of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, and (iii) Stock Bonus Awards.

(c) Purpose. The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Stock Awards as set forth in Section 1(a), to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Stock Awards.

2.	Definitions.

As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

(a) “Affiliate” means (i) any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, provided each corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, and (ii) any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The Board shall have the authority to determine (i) the time or times at which the ownership tests are applied, and (ii) whether “Affiliate” includes entities other than corporations within the foregoing definition.

(b) “Board” means the Board of Directors of the Company.

(c) “Capitalization Adjustment” has the meaning ascribed to that term in Section 10(a).

(d) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)   any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii)   there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)   the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur; or

(iv)   there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition.

The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(e) “Code” means the Internal Revenue Code of 1986, as amended.

(f) “Committee” means a committee of two (2) or more members of the Board to whom authority has been delegated by the Board in accordance with Section 3(c).

(g) “Common Stock” means the common stock of the Company.

(h) “Company” means Neonode Inc., a Delaware corporation.

(i) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the Board of Directors of an Affiliate and is compensated for such services.  However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

(j) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service; provided, however, if the corporation for which a Participant is rendering service ceases to qualify as an Affiliate, as determined by the Board in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such corporation ceases to qualify as an Affiliate. For example, a change in status from an employee of the Company to a consultant of an Affiliate or to a Director shall not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy or in the written terms of the Participant’s leave of absence.

(k)“Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)   a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)   a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii)   the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)   the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(l) “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(m) “Director” means a member of the Board.

(n) “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(o) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(p) “Entity” means a corporation, partnership or other entity.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company; (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company; (iii) an underwriter temporarily holding securities pursuant to an offering of such securities; (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the effective date of the Plan as set forth in Section 13 , is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

(s) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)   If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq Capital Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal   or such other source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price (or closing bid if no sales were reported) for the Common Stock on the last market trading day prior to the day of determination, then the Fair Market Value shall be the closing sales price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists.

(ii)   In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board and in a manner consistent with Section 260.140.50 and Section 409A of the Code.

(t) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(u) “Non-Employee Director”   means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(v) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(w) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(x) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(y) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(z) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(aa) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(bb) “Own,” “Owned,” “Owner,” “Ownership”   A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(cc) “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(dd) “Plan” means this Neonode Inc. 2006 Equity Incentive Plan.

(ee) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ff) “Section 260.140.41” means Section 260.140.41 of Title 10 of the California Code of Regulations.

(gg) “Section 260.140.42” means Section 260.140.42 of Title 10 of the California Code of Regulations.

(hh) “Section 260.140.45” means Section 260.140.45 of Title 10 of the California Code of Regulations.

(ii) “Section 260.140.46” means Section 260.140.46 of Title 10 of the California Code of Regulations.

(jj) “Section 260.140.50” means Section 260.140.50 of Title 10 of the California Code of Regulations.

(kk) “Securities Act” means the Securities Act of 1933, as amended.

(ll) “Stock Award” means any right granted under the Plan, including an Option and a Stock Bonus Award.

(mm) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(nn) “Stock Bonus Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7 .

(oo) “Stock Bonus Award Agreement” means a written agreement between the Company and a holder of a Stock Bonus Award evidencing the terms and conditions of a Stock Bonus Award grant. Each Stock Bonus Award Agreement shall be subject to the terms and conditions of the Plan.

(pp) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(qq) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

3.	Administration.

(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee, as provided in Section 3(c) .

(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)    To determine from time to time (1) which of the persons eligible under the Plan shall be granted Stock Awards; (2) when and how each Stock Award shall be granted; (3) what type or combination of types of Stock Award shall be granted; (4) the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and (5) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(ii)   To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii)  To accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(iv)   To effect, at any time and from time to time, with the consent of any adversely affected Optionholder, (1) the reduction of the exercise price of any outstanding Option under the Plan; (2) the cancellation of any outstanding Option under the Plan and the grant in substitution therefor of (A) a new Option under the Plan or another equity plan of the Company covering the same or a different number of shares of Common Stock, (B) a Stock Bonus Award, (C) cash, and/or (D) other valuable consideration (as determined by the Board, in its sole discretion); or (3) any other action that is treated as a repricing under generally accepted accounting principles. Shares subject to an Option canceled under this Section 3(b)(iv) shall continue to be counted against the maximum award of Options permitted to be granted pursuant to Section 5(c) of the Plan. The repricing of an Option under this Section 3(b)(iv) , resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall be counted against the maximum awards of Options permitted to be granted pursuant to Section 5(c) of the Plan. The exercise price per share of Common Stock shall not be less than that specified under the Plan for newly granted Stock Awards (including Ten Percent Stockholders), except that the Board may grant an Option with a lower exercise price if such Option is granted as part of a transaction to which Section 424(a) of the Code applies.

(v)    To amend the Plan or a Stock Award as provided in Section 11.

(vi)   To terminate or suspend the Plan as provided in Section 12.

(vii)  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

(viii)  To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by individuals who are foreign nationals or employed outside the United States.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Section 162(m) and Rule 16b-3 Compliance. In the sole discretion of the Board, the Committee may consist solely of two (2) or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. In addition, the Board or the Committee, in its sole discretion, may (1) delegate to a committee of one or more members of the Board who need not be Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one or more members of the Board who need not be Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d) Delegation to an Officer. The Board may delegate to one or more Officers of the Company the authority to do one or both of the following: (i) designate Officers and Employees of the Company or any of its Subsidiaries to be recipients of Options and the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Options granted to such Officers and Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Options granted by such Officer and that such Officer may not grant an Option to himself or herself. Notwithstanding the foregoing, the Board may not delegate authority to an Officer to determine the Fair Market Value of the Common Stock pursuant to Section 2(s)(ii) above.

(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.	Shares Subject to the Plan.

(a) Share Reserve. Subject to the provisions of Section 10(a) relating to Capitalization Adjustments, the number of shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate four million fifty-two thousand (4,052,000) shares of Common Stock.

(b) Reversion of Shares to the Share Reserve. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, or if any shares of Common Stock issued to a Participant pursuant to a Stock Award are forfeited back to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, then the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because such shares are withheld for the payment of taxes or the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., “net exercised”), then the number of shares that are not delivered shall revert to and again become available for issuance under the Plan. If the exercise price of any Stock Award is satisfied by tendering shares of Common Stock held by the Participant (either by actual delivery or attestation), then the number of such tendered shares shall revert to and again become available for issuance under the Plan.

(c) Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 4(b), subject to the provisions of Section 10(a) relating to Capitalization Adjustments the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be two million fifty-two thousand (2,052,000) shares of Common Stock.

(d) Share Reserve Limitation. Notwithstanding anything to the contrary in Section 4(a), if at the time of each grant of a Stock Award under the Plan, the Company is subject to Section 260.140.45, the total number of securities issuable upon exercise of all outstanding options and the total number of shares provided for under this Plan and any other stock bonus or similar plan or agreement of the Company shall not exceed 30% of the then outstanding capital stock of the Company (as determined pursuant to Section 260.140.45), unless stockholder approval has been obtained in compliance with Section 260.140.45 to exceed 30%, in which case the limit shall be such higher percentage as approved by the stockholders.

(e) Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.

5.	Eligibility.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

(b) Ten Percent Stockholders.

(i)   A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(ii)   To the extent that the Company is subject to Section 260.140.41 at the time the Option is granted, a Ten Percent Stockholder shall not be granted a Nonstatutory Stock Option unless the exercise price of such Option is at least (i) one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

(c) Section 162(m) Limitation on Annual Grants. Subject to the provisions of Section 10(a) relating to Capitalization Adjustments, no Employee shall be eligible to be granted Options covering more than two million (2,000,000) shares of Common Stock during any calendar year.

(d) Consultants. A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of any other rule governing the use of Form S-8.

6.	Option Provisions.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical; provided, however , that each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, no Option shall be exercisable after the expiration of ten (10) years from the date of grant, or such shorter period specified in the Option Agreement.

(b) Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code.

(c) Exercise Price of a Nonstatutory Stock Option. Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, the exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code.

(d) Consideration. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The methods of payment permitted by this Section 6(d) are:

(i)   by cash or check;

(ii)   pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)   by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)   by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, however, shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (i) shares are used to pay the exercise price pursuant to the “net exercise,” (ii) shares are delivered to the Participant as a result of such exercise, and (iii) shares are withheld to satisfy tax withholding obligations;

(v)   according to a deferred payment or similar arrangement with the Optionholder; provided, however, that interest shall compound at least annually and shall be charged at the minimum rate of interest necessary to avoid (i) the imputation of interest income to the Company and compensation income to the Optionholder under any applicable provisions of the Code, and (ii) the treatment of the Option as a variable award or classification of the Option as a liability award for financial accounting purposes; or

(vi)   in any other form of legal consideration that may be acceptable to the Board.

(e) Transferability of Options. The Board may, in its sole discretion, impose such limitations on the transferability of Options as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options shall apply:

(i) Restrictions on Transfer. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option shall be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option. In the absence of such a designation, the executor or administrator of the Optionholder’s estate shall be entitled to exercise the Option.

(f) Vesting of Options Generally. The total number of shares of Common Stock subject to an Option may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section 6(f) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(g) Minimum Vesting. Notwithstanding the provisions of Section 6(f), to the extent that the Company is subject to the following restrictions on vesting under Section 260.140.41(f) at the time of the grant of the Option, then:

(i)   Options granted to an Employee who is not an Officer, Director or Consultant shall provide for vesting of the total number of shares of Common Stock at a rate of at least twenty percent (20%) per year over five (5) years from the date the Option was granted, subject to reasonable conditions such as continued employment; and

(ii)   Options granted to Officers, Directors or Consultants may be made fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company.

(h) Termination of Continuous Service. In the event that an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement, which period, to the extent that the Company is subject to Section 260.140.41 at the time the Option is granted, shall not be less than thirty (30) days unless such termination is for cause), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(i) Extension of Termination Date. An Optionholder’s Option Agreement may provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

(j) Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Option Agreement, which period, to the extent that the Company is subject to Section 260.140.41 at the time the Option is granted, shall not be less than six (6) months), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(k) Death of Optionholder. In the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death pursuant to Section 6(e)(iii), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement, which period, to the extent that the Company is subject to Section 260.140.41 at the time the Option is granted, shall not be less than six (6) months), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(l) Early Exercise. The Option may include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Subject to the “Repurchase Limitation” in Section 9(h), any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate. Provided that the “Repurchase Limitation” in Section 9(h) is not violated, the Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time necessary to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

7.	Stock Bonus Award Provisions.

Each Stock Bonus Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. At the Board’s election, shares of Common Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Stock Bonus Award lapse; or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Stock Bonus Award Agreements may change from time to time, and the terms and conditions of separate Stock Bonus Award Agreements need not be identical; provided, however , that each Stock Bonus Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(a) Consideration.  A Stock Bonus Award may be awarded in consideration for (i) past or future services rendered to the Company or an Affiliate, or (ii) any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(b) Vesting. Subject to the “Repurchase Limitation” in Section 9(h), shares of Common Stock awarded under a Stock Bonus Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(c) Termination of Participant’s Continuous Service. Subject to the “Repurchase Limitation” in Section 9(h), in the event a Participant’s Continuous Service terminates, the Company may receive via a forfeiture condition, any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination of Continuous Service under the terms of the Stock Bonus Award Agreement.

(d) Transferability. Rights to acquire shares of Common Stock under the Stock Bonus Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Bonus Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Stock Bonus Award Agreement remains subject to the terms of the Stock Bonus Award Agreement.

8.	Covenants of the Company.

(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.	Miscellaneous.

(a) Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

(b) Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(c) No Employment or Other Service Rights. Nothing in the Plan, any Stock Award Agreement, or other instrument executed thereunder or any Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(e) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(f) Withholding Obligations.   To the extent provided by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of the Stock Award as a liability); or (iii) by such other method as may be set forth in the Stock Award Agreement.

(g) Information Obligation. To the extent that the Company is subject to Section 260.140.46, the Company shall deliver financial statements to Participants at least annually. This Section 9(g) shall not apply to key Employees whose duties in connection with the Company assure them access to equivalent information.

(h) Repurchase Limitation. The terms of any repurchase option shall be specified in the Stock Award, and the repurchase price may be either the Fair Market Value of the shares of Common Stock on the date of termination of Continuous Service or the lower of (i) the Fair Market Value of the shares of Common Stock on the date of repurchase or (ii) their original purchase price. To the extent that the Company is subject to Section 260.140.41 and Section 260.140.42 at the time a Stock Award is made, any repurchase option contained in a Stock Award granted to a person who is not an Officer, Director or Consultant shall be upon the terms described below:

(i) Fair Market Value. If the repurchase option gives the Company the right to repurchase the shares of Common Stock upon termination of Continuous Service at not less than the Fair Market Value of the shares of Common Stock to be purchased on the date of termination of Continuous Service, then (i) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares of Common Stock within ninety (90) days of termination of Continuous Service (or in the case of shares of Common Stock issued upon exercise of Stock Awards after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant, and (ii) the right terminates when the shares of Common Stock become publicly traded.

(ii) Original Purchase Price. If the repurchase option gives the Company the right to repurchase the shares of Common Stock upon termination of Continuous Service at the lower of (i) the Fair Market Value of the shares of Common Stock on the date of repurchase, or (ii) their original purchase price, then (x) the right to repurchase at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the shares of Common Stock per year over five (5) years from the date the Stock Award is granted (without respect to the date the Stock Award was exercised or became exercisable) and (y) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares of Common Stock within ninety (90) days of termination of Continuous Service (or in the case of shares of Common Stock issued upon exercise of Options after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant.

(i) Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

10.	Adjustments upon Changes in Common Stock; Corporate Transactions.

(a)Capitalization Adjustments. If any change is made in, or other events occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (each a “Capitalization Adjustment”)), the Board shall appropriately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 4(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 4(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 5(c), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(b) Dissolution or Liquidation.  In the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase option may be repurchased by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in a written agreement between the Company or any Affiliate and the holder of the Stock Award:

(i) Stock Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award. The terms of any assumption, continuation or substitution shall be set by the Board in accordance with the provisions of Section 3(b).

(ii) Stock Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue any or all outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Stock Awards (and, if applicable, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Stock Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction).

(iii) Stock Awards Held by Former Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue any or all outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) shall not be accelerated and such Stock Awards (other than a Stock Award consisting of vested and outstanding shares of Common Stock not subject to the Company’s right of repurchase) shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv) Payment for Stock Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event a Stock Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Stock Award may not exercise such Stock Award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (i) the value of the property the holder of the Stock Award would have received upon the exercise of the Stock Award, over (ii) any exercise price payable by such holder in connection with such exercise.

(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant. A Stock Award may vest as to all or any portion of the shares subject to the Stock Award (i) immediately upon the occurrence of a Change in Control, whether or not such Stock Award is assumed, continued, or substituted by a surviving or acquiring entity in the Change in Control, or (ii) in the event a Participant’s Continuous Service is terminated, actually or constructively, within a designated period following the occurrence of a Change in Control. In the absence of such provisions, no such acceleration shall occur.

11.	Amendment of the Plan and Stock Awards.

(a) Amendment of Plan. Subject to the limitations, if any, of applicable law, the Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 10(a) relating to Capitalization Adjustments, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy applicable law.

(b) Stockholder Approval. The Board, in its sole discretion, may submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees.

(c) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d) No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing.

(e) Amendment of Stock Awards. The Board, at any time and from time to time, may amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable than previously provided in the Stock Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing.

12.	Termination or Suspension of the Plan.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the stockholders of the Company. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

13.	Effective Date of Plan.

The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a Stock Bonus Award shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

14.	Choice of Law.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

ANNUAL MEETING OF STOCKHOLDERS OF

# NEONODE INC.

**May 6, 2013**

**NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL**:
The notice of meeting, proxy statement, proxy card, and annual report are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=16987

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

10033300000000000000 4 050613

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF JOHN REARDON AS CLASS II DIRECTOR, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, AND "FOR" PROPOSAL 4.**
**PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE** ☒

1. Election of Nominee for Class II Director.

NOMINEE:
John Reardon

☐ FOR THE NOMINEE

☐ WITHHOLD AUTHORITY FOR THE NOMINEE

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 2. To approve, on an advisory basis, the compensation of the Company's named executive officers. | ☐ | ☐ | ☐ |
| 3. To approve the increase in the number of shares reserved under the Company's 2006 Equity Incentive Plan by 2,000,000 shares. | ☐ | ☐ | ☐ |
| 4. To ratify the selection of KMJ Corbin and Company as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2013. | ☐ | ☐ | ☐ |

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

**This proxy is solicited on behalf of the Board of Directors of the Company. This proxy, when properly executed, will be voted in accordance with the instructions given above. If no instructions are given, this proxy will be voted "FOR" election of John Reardon as Class II director, "FOR" Proposal 2, "FOR" Proposal 3, "FOR" Proposal 4, and on any other business as may properly come before the meeting.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

**Note:** Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

NEONODE INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned acknowledges receipt of the notice of meeting dated March 27, 2013 and related proxy statement furnished by the Board of Directors, and revoking all prior proxies, hereby appoints Thomas Eriksson and David Brunton, or either of them, as proxies, each with full power of substitution and resubstitution, to represent and vote as designated on the reverse side, all the shares of stock of Neonode Inc. held of record by the undersigned as of March 18, 2013, at the Annual Meeting of Stockholders to be held at the Company's offices at Linnegatan 89D, 11523 Stockholm, Sweden, on May 6, 2013, or any adjournment or postponement thereof, and in their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournments or postponements thereof.

(Continued and to be signed on the reverse side)

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